Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of estimated fair values of the assets acquired and liabilities at the date of acquisition - Noah Technologies Ltd. [Member]
$ in Thousands
Nov. 13, 2018 USD ($)
Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of estimated fair values of the assets acquired and liabilities at the date of acquisition [Line Items]
Net liabilities excluding cash acquired	$ (475)
Intangible assets	781
Deferred taxes	(171)
Goodwill	1,854
Total assets acquired net of acquired cash	$ 1,989